EXHIBIT 10.8
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                             FINDER'S FEE AGREEMENT
                             ----------------------










                                    Between:
                                    -------


                           GRAVITY SPIN HOLDINGS, INC.
                           ---------------------------




                                      And:
                                      ---


                           TRUE NORTH MANAGEMENT LTD.
                           --------------------------









                           Gravity Spin Holdings, Inc.
                           ---------------------------
                            2206 - 950 Cambie Street
                        Vancouver, B.C., Canada, V6B 5X6

                                   ----------

                             FINDER'S FEE AGREEMENT
                             ----------------------



       THIS FINDER'S FEE AGREEMENT is made and dated for reference  effective as
       ---------------------------
at January 15, 2004 (the "Effective Date").


BETWEEN:
-------


              GRAVITY   SPIN   HOLDINGS,   INC.,  a  company
              ---------------------------------
              incorporated under the laws of the State of Nevada, U.S.A., and having an executive office and an address for notice and delivery located at 2206 - 950 Cambie Street, Vancouver, B.C., Canada, V6B 5X6

              (the "Company");

                                                               OF THE FIRST PART
                                                               -----------------


AND:
---


              TRUE   NORTH   MANAGEMENT   LTD.,   a  company
              --------------------------------
              incorporated under the laws of Hong Kong and having an address for notice and delivery located at c/o 8th Floor Henley Building, 5 Queen's Road, Central, Hong Kong.

              (the "Finder");

                                                              OF THE SECOND PART
                                                              ------------------


              (the Company and the Finder being hereinafter singularly also referred to as a "Party" and collectively referred to as the "Parties" as the context so requires).


              WHEREAS:
              -------


A. The Company is a body corporate subsisting under and registered pursuant to the laws of the State of Nevada, U.S.A., and is a reporting company subject to applicable securities laws in the United States and, in particular, however, without limitation, the United States Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder;





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                                       -2-



B. The Finder has found certain mineral properties of merit in the People's Republic of China and arranged for the initial introduction of certain directors and officers of the Company to certain members of Brigade 209 of the Nuclear Industry of Yunnan Province, People's Republic of China ("Brigade 209"), resulting in the execution of two corresponding "Letters of Intent" (the "Letters of Intent") between the Company and Brigade 209, both dated for reference January 15, 2004, and pursuant to which, and subject to the negotiation and formalization of two co-operative joint venture companies, respecting the same, the Company and Brigade 209 therein expressed a mutual intention to form two co-operative joint venture companies for the exploration and development of certain gold and copper deposits. With respect to the first co-operative joint venture company, the Company will contribute US$5,000,000 as an equity investment, Brigade 209 will obtain the exploration and mining rights for the gold and copper deposits in the 129.5 sq. km. area of the Jinlong Mountain gold district (the "Property") and the co-operative joint venture company will purchase the current exploration results of the Property. Upon these conditions being fulfilled, the Company will own 90% and Brigade 209 will own 10% of the co-operative joint venture company. With respect to the second co-operative joint venture company, the Company will contribute US$5,000,000 as an equity investment, Brigade 209 will obtain the exploration and mining rights for the gold and copper deposits in the 200 sq. km. area of Zhamashi gold and copper deposits in Qilian County of Qinghai Province and the co-operative joint venture company will purchase the Zhamashi minerals processing mill and its
0.1364 sq. km. mining right. Upon these conditions being fulfilled, the Company will own 90% and Brigade 209 will own 10% of the co-operative joint venture company;


C. In accordance with the efforts of the Finder herein, and by the express agreement and acknowledgement of the Company, the Company has agreed that the Finder is entitled to a finders' fee (the "Finders' Fee") from the Company equating to 200,000 restricted common shares in the capital of the Company (collectively, the "Finder's Fee Shares") upon the execution of the Letters of Intent between the Company and Brigade 209; and


D. The Parties hereto have agreed to enter into this agreement (the "Agreement") which evidences the Company's agreement to provide the Finder with the Finders' Fee upon the execution of the Letters of Intent between the Company and Brigade 209, and upon the terms and conditions set forth hereinbelow;


       NOW THEREFORE  THIS AGREEMENT  WITNESSETH  that in  consideration  of the
       -----------------------------------------
mutual promises,  covenants and agreements herein contained,  THE PARTIES HERETO
                                                              ------------------
COVENANT AND AGREE WITH EACH OTHER as follows:
----------------------------------




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                                       -3-



                                    Article 1
                                    ---------
                            FINDER'S FEE ENTITLEMENT
                            ------------------------


1.1    Finder's Fee.  In consideration of the Finder's assistance in helping the
       ------------
Company in connection with the execution of the Letters of Intent between the Company and Brigade 209, the Company hereby agrees to issue to the Finder, or to the Finder and/or such other designate(s) of the Finder as the Finder may determine, in its sole and absolute discretion, and advise the Company of in writing, in accordance with the provisions of the Securities Act, the Finder's Fee Shares in connection with the execution of the Letters of Intent between the Company and Brigade 209.


                                    Article 2
                                    ---------
               RESTRICTIONS ON THE ENTITLEMENT TO THE FINDER'S FEE
               ---------------------------------------------------


2.1    Resale restrictions and legending of the Finder's Fee Share certificates.
       ------------------------------------------------------------------------
The Finder hereby acknowledges and agrees that the Company makes no representations as to any resale or other restriction affecting the Finder's Fee Shares and that it is presently contemplated that the Finder's Fee Shares will be issued by the Company to the Finder in reliance upon the registration and prospectus exemptions contained in certain sections of the "Regulation S" promulgated under the Securities Act which will impose a trading restriction in the United States on the Finder's Fee Shares for a period of at least 12 months from the date of issuance. In addition, the Finder hereby also acknowledges and agrees that the within obligation of the Company to issue the Finder's Fee Shares pursuant to this section will be subject to the Company being satisfied that an exemption from applicable registration and prospectus requirements is available under the Securities Act and all applicable securities laws in respect of the Finder and the Finder's Fee Shares, and the Company shall be relieved of any obligation whatsoever to issue Finder's Fee Shares to the Finder where the Company reasonably determines that a suitable exemption is not available to it.


       The Finder hereby also acknowledges and understands that neither the sale of the Finder's Fee Shares which the Finder is acquiring nor any of the Finder's Fee Shares themselves have been registered under the Securities Act or any state securities laws, and, furthermore, that the Finder's Fee Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Finder also acknowledges and understands that the certificate(s) representing the Finder's Fee Shares will be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner:


       "The transfer of the securities represented by this certificate is prohibited except in accordance with the provisions of Regulation S promulgated under the United States Securities Act of 1933, as amended (the "Securities Act"), pursuant to registration under the Act or pursuant to an available exemption from registration. In addition, hedging transactions involving such securities may not be conducted unless in compliance with the Securities Act.".





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                                       -4-



and the Finder hereby consents to the Company making a notation on its records or giving instructions to any transfer agent of the Finder's Fee Shares in order to implement the restrictions on transfer set forth and described hereinabove.


       The Finder also acknowledges and understands that:


       (a) the Finder's Fee Shares are restricted securities within the meaning of "Rule 144" promulgated under the Securities Act;


       (b) the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of issuance of the Finder's Fee Shares to the Finder, and even then will not be available unless (i) a public trading market then exists for the common stock of the Company, (ii) adequate information concerning the Company is then available to the public and (iii) other terms and conditions of Rule 144 are complied with; and


       (c) any sale of the Finder's Fee Shares may be made by the Company only in limited amounts in accordance with such terms and conditions.


       The Finder finally acknowledges and understands that, without in anyway limiting the acknowledgements and understandings as set forth hereinabove, the Finder agrees that the Finder shall in no event make any disposition of all or any portion of the Finder's Fee Shares which the Finder is acquiring hereunder unless and until:


       (a) there is then in effect a "Registration Statement" under the Securities Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or


       (b) (i) the Finder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (ii) the Finder shall, at the sole and absolute discretion of the Company, have furnished the Company with an opinion of the Finder's own counsel to the effect that such disposition will not require registration of any such Finder's Fee Shares under the Securities Act and (iii) such opinion of the Finder's counsel shall, at the sole and absolute discretion of the Company, have been concurred in by counsel for the Company and the Company shall have advised the Finder of such concurrence.




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                                       -5-



                                    Article 3
                                    ---------
                         COMPLIANCE WITH SECURITIES LAWS
                         -------------------------------


3.1    Compliance  with  securities  laws.  The Parties hereto shall each comply
       ----------------------------------
with all laws, whether federal, provincial or state, applicable to this Agreement and to the issuance of any Finder's Fee Shares pursuant to the terms of this Agreement. The Parties hereto also confirm their respective intentions that the issuance of Finder's Fee Shares hereunder will be by way of a private sale or sales and, to the extent that any federal, provincial or state securities laws may be applicable, such sale or sales will be made pursuant to the relevant exemptions under such securities laws including, without limitation, the Securities Act.


                                    Article 4
                                    ---------
                                  FORCE MAJEURE
                                  -------------


4.1    Events.  If  either  Party  hereto  is at any  time  either  during  this
       ------
Agreement or thereafter prevented or delayed in complying with any provisions of this Agreement by reason of strikes, walk-outs, labour shortages, power shortages, fires, wars, acts of God, earthquakes, storms, floods, explosions, accidents, protests or demonstrations by environmental lobbyists or native rights groups, delays in transportation, breakdown of machinery, inability to obtain necessary materials in the open market, unavailability of equipment, governmental regulations restricting normal operations, shipping delays or any other reason or reasons beyond the control of that Party, then the time limited for the performance by that Party of its respective obligations hereunder shall be extended by a period of time equal in length to the period of each such prevention or delay.


4.2    Notice. A Party shall within seven calendar days give notice to the other
       ------
Party of each event of force majeure under section "4.1" hereinabove, and upon cessation of such event shall furnish the other Party with notice of that event together with particulars of the number of days by which the obligations of that Party hereunder have been extended by virtue of such event of force majeure and all preceding events of force majeure.


                                    Article 5
                                    ---------
                                   ARBITRATION
                                   -----------


5.1    Matters for Arbitration.  The Parties agree that all questions or matters
       -----------------------
in dispute with respect to this Agreement shall be submitted to arbitration pursuant to the terms hereof.


5.2    Notice.  It shall be a condition  precedent  to the right of any Party to
       ------
submit any matter to arbitration pursuant to the provisions hereof, that any Party intending to refer any matter to arbitration shall have given not less than 10 calendar days' prior written notice of its intention to do so to the



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                                       -6-



other Party together with particulars of the matter in dispute. On the expiration of such 10 calendar days the Party who gave such notice may proceed to refer the dispute to arbitration as provided in section "5.3" hereinbelow.


5.3    Appointments.   The  Party   desiring   arbitration   shall  appoint  one
       ------------
arbitrator, and shall notify the other Party of such appointment, and the other Party shall, within 15 calendar days after receiving such notice, appoint an arbitrator, and the two arbitrators so named, before proceeding to act, shall, within 30 calendar days of the appointment of the last appointed arbitrator, unanimously agree on the appointment of a third arbitrator, to act with them and be chairman of the arbitration herein provided for. If the other Party shall fail to appoint an arbitrator within 15 calendar days after receiving notice of the appointment of the first arbitrator, and if the two arbitrators appointed by the Parties shall be unable to agree on the appointment of the chairman, the chairman shall be appointed under the provisions of the Commercial Arbitration Act (British Columbia) (the "Arbitration Act"). Except as specifically otherwise provided in this section, the arbitration herein provided for shall be conducted in accordance with such Arbitration Act. The chairman, or in the case where only one arbitrator is appointed, the single arbitrator, shall fix a time and place for the purpose of hearing the evidence and representations of the Parties, and he shall preside over the arbitration and determine all questions of procedure not provided for under such Arbitration Act or this section. After hearing any evidence and representations that the Parties may submit, the single arbitrator, or the arbitrators, as the case may be, shall make an award and reduce the same to writing, and deliver one copy thereof to each of the Parties. The expense of the arbitration shall be paid as specified in the award.


5.4    Award. The Parties agree that the award of a majority of the arbitrators,
       -----
or in the case of a single arbitrator, of such arbitrator, shall be final and binding upon each of them.


                                    Article 6
                                    ---------
                                     NOTICE
                                     ------


6.1    Notice. Each notice, demand or other communication  required or permitted
       ------
to be given under this Agreement shall be in writing and shall be sent by prepaid registered mail deposited in a Post Office addressed to the Party entitled to receive the same, or delivered to such Party, at the address for such Party specified above. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the third calendar day after the same shall have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee.


6.2    Change  of  address.  Either  Party may at any time and from time to time
       -------------------
notify the other Parties in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.




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                                       -7-



                                    Article 7
                                    ---------
                               GENERAL PROVISIONS
                               ------------------


7.1    Entire agreement. This Agreement constitutes the entire agreement to date
       ----------------
between the Parties hereto and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the Parties hereto with respect to the subject matter of this Agreement.


7.2    Enurement and assignment. This Agreement will enure to the benefit of and
       ------------------------
will be binding upon the Parties, their respective heirs, executors, administrators and permitted assigns. This Agreement may not be assigned as to any part by any Party without the permission in writing of the other Party, such permission not to be unreasonably withheld.


7.3    Time of the essence. Time will be of the essence of this Agreement.
       -------------------


7.4    Representation  and  costs.  It is  hereby  acknowledged  by  each of the
       --------------------------
Parties hereto that, as between the Parties hereto, Devlin Jensen, Barristers and Solicitors, acts solely for the Company, and that the Finder has been advised by Devlin Jensen to obtain independent legal advice with respect to its review and execution of this Agreement. In addition, it is hereby further acknowledged and agreed by the Parties hereto that each Party to this Agreement will bear and pay its own costs, legal and otherwise, in connection with its respective preparation, review and execution of this Agreement, and, in particular, that the costs involved in the preparation of this Agreement, and all documentation necessarily involved thereto, by Devlin Jensen shall be at the cost of the Company.


7.5    Applicable  law.  The  situs  of this  Agreement  is  Vancouver,  British
       ---------------
Columbia, and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with the laws and Courts prevailing in the Province of British Columbia.


7.6    Further  assurances.  The Parties hereto  hereby,  jointly and severally,
       -------------------
covenant and agree to forthwith, upon request, execute and deliver, or cause to be executed and delivered, such further and other deeds, documents, assurances and instructions as may be required by the Parties hereto or their respective counsel in order to carry out the true nature and intent of this Agreement.


7.7    Invalid  provisions.  If any  provision of this  Agreement is at any time
       -------------------
unenforceable or invalid for any reason it will be severable from the remainder of this Agreement and, in its application at that time, this Agreement will be



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                                       -8-



construed as though such provision was not contained herein and the remainder will continue in full force and effect and be construed as if this Agreement had been executed without the invalid or unenforceable provision.


7.8    Severability and construction. Each Article, section, paragraph, term and
       -----------------------------
provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation in a final unappealable ruling issued by any court, agency or tribunal with valid jurisdiction in a proceeding to any of the Parties hereto is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the Parties and continue to be given full force and agreement as of the date upon which the ruling becomes final).


7.9    Captions.  The captions,  section  numbers,  Article numbers and Schedule
       --------
numbers appearing in this Agreement are inserted for convenience of reference only and shall in no way define, limit, construe or describe the scope or intent of this Agreement nor in any way affect this Agreement.


7.10   Counterparts.  This  Agreement may be signed by the Parties  hereto in as
       ------------
many counterparts as may be necessary and, if required, by facsimile, each of which so signed being deemed to be an original, and such counterparts together shall constitute one and the same instrument and, notwithstanding the date of execution, will be deemed to bear the Execution Date as set forth on the front page of this Agreement.


7.11   No  partnership  or  agency.  The  Parties  hereto  have  not  created  a
       ---------------------------
partnership and nothing contained in this Agreement shall in any manner whatsoever constitute any Party the partner, agent or legal representative of any other Party, nor create any fiduciary relationship between them for any purpose whatsoever. No Party shall have any authority to act for, or to assume any obligations or responsibility on behalf of, any other party except as may be, from time to time, agreed upon in writing between the Parties or as otherwise expressly provided.


7.12   Consents and waivers. No consent or waiver expressed or implied by either
       --------------------
Party hereto in respect of any breach or default by any other Party in the performance by such other of its obligations hereunder shall:


       (a) be valid unless it is in writing and stated to be a consent or waiver pursuant to this section;


       (b) be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation;




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                                       -9-



       (c)    constitute a general waiver under this Agreement; or


       (d) eliminate or modify the need for a specific consent or waiver pursuant to this section in any other or subsequent instance.


       IN  WITNESS  WHEREOF  each of the  Parties  hereto has  hereunto  set its
       --------------------
respective hands and seals in the presence of its duly authorized signatories effective as at the Effective Date as set forth on the front page of this Agreement.


The CORPORATE SEAL of                       )
GRAVITY SPIN HOLDINGS, INC.,                )
---------------------------                 )
the Company herein, was hereunto affixed    )
in the presence of:                         )
                                            )             (C/S)
         /s/ Graham Taylor                  )
--------------------------------------------)
Authorized Signatory                        )


The CORPORATE SEAL of                       )
TRUE NORTH MANAGEMENT LTD.,                 )
--------------------------                  )
the Finder herein, was hereunto affixed     )
in the presence of:                         )
                                            )             (C/S)
         /s/ Anthony Tam                    )
--------------------------------------------)
Authorized Signatory                        )

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